Exhibit 99

For further information:

Leon P. Garfinkle
Optimal Robotics
(514) 738-8885
leong@optimal-robotics.com

FOR IMMEDIATE RELEASE

           Optimal Robotics Enters Agreement to Acquire Systech Retail
                      System's Hardware Services Division

Montreal, Quebec (February 20, 2004) -- Optimal Robotics Corp. (NASDAQ:OPMR), a leading North American provider of self-checkout systems to retailers and depot and field services to retail, financial services and other third-party accounts, today announced the strategic acquisition of the hardware services division of Systech Retail Systems at a net cost of US$3.0 million, subject to post-closing adjustments.

Optimal believes that the combination of the Systech hardware services division with Optimal's existing service organization will contribute positively to Optimal's financial results in 2004 and should add over US$11 million in annualized revenues.

"This transaction presents positive synergies for the Optimal Services Group. It continues Optimal's strategy of growing its service and support business, as well as opens new markets, expands its customer base, increases its service offerings and provides access to additional products," said Frank Alcaraz, vice-president, operations of Optimal.

Optimal expects a seamless transition for customers and anticipates increased customer satisfaction through a broader base of knowledge and resources. Optimal anticipates immediate benefits for its customers as the operations are quickly integrated.

Completion of the transaction is subject to the execution of definitive documentation, receipt of certain third-party consents and approvals, and other customary closing conditions. The transaction is expected to close before the end of February.

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The Optimal Services Group provides technical support and service to customers through a network of field offices and hubs linked to a national dispatch and advisory center operating 24/7.

About Optimal

Optimal Robotics Corp. is a leading North American provider of self-checkout systems to retailers and depot and field services to retail, financial services and other third-party accounts. Optimal has approximately 1,000 employees, which includes approximately 800 software and hardware professionals, and facilities in upstate New York, Santa Ana, Calif., Toronto, Ontario, and Montreal, Quebec, and operations throughout North America. For more information about Optimal, visit the company's website at http://www.opmr.com/.

This news release contains forward-looking statements based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These forward-looking statements may include projecting revenue and profit growth, and statements expressing comfort with analysts' earnings estimates. These forward-looking statements are based on current expectations and assumptions and involve known and unknown risks and uncertainties that could cause Optimal's actual results to differ materially.

These risks and uncertainties include price and product competition, dependence on new product development, reliance on major customers, customer demand for our product and services, control of costs and expenses, domestic and international growth, general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see the reports filed by Optimal with the Securities and Exchange Commission. Optimal disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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Note to Investors

      This news release contains forward-looking statements, including statements as to anticipated or expected results, beliefs, opinions and future financial performance, within the meaning of Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements include projections of revenue, profit growth and other financial items, future economic performance and statements concerning analysts' earnings estimates, among other things. These forward-looking statements are based on current expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially.

      In addition to the factors discussed in this release, other risks and uncertainties include: the uncertain economic climate and its impact on the markets in general or on the ability of our suppliers to meet their commitments to us, or the timing of purchases (including upgrades to existing data warehousing solutions and retail point-of-sale solutions) by our current and potential customers and other general economic and business conditions; the timely development, production or acquisition and market acceptance of new and existing products and services (such as self-checkout and electronic shelf-labeling technologies, ATM outsourcing and enterprise data warehousing), including our ability to accelerate market acceptance of new products and services; shifts in market demands, continued competitive factors and pricing pressures and their impact on our ability to improve gross margins and profitability, especially in our more mature offerings such as Retail Store Automation, Financial Self Service and Systemedia solutions; short product cycles, rapidly changing technologies and maintaining competitive leadership position with respect to our solution offerings, particularly data warehousing technologies; tax rates; ability to execute our business and reengineering plans; turnover of workforce and the ability to attract and retain skilled employees, especially in light of recent cost-control measures taken by us; availability and successful exploitation of new acquisition and alliance opportunities; changes in generally accepted accounting principles and the resulting impact, if any, on the company's accounting policies; continued efforts to establish and maintain best-in-class internal information technology and control systems; and other factors detailed from time to time in the company's Securities and Exchange Commission reports and the company's annual reports to stockholders. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.